Net results of financial transactions (Tables)	12 Months Ended
Dec. 31, 2019
Net results of financial transactions
Schedule of net results of financial transactions

Skr mn	2019	2018	2017
Derecognition of financial instruments not measured at fair value through profit or loss:
Available-for-sale financial assets	—	—	-17
Financial assets at amortized cost	19	24	16
Financial assets or liabilities at fair value through profit or loss:
Designated upon initial recognition (FVO)	-5,590	7,315	-326
Mandatorily	5,710	-7,360	278
Financial instruments under fair-value hedge accounting:
Net results of the hedging instrument	2,846	-192	-999
Net results of the hedged item	-2,761	235	946
Currency exchange-rate effects on all assets and liabilities excl. currency exchange-rate effects related to revaluation at fair value	2	-3	0
Total net results of financial -transactions	226	19	-102